UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 13, 2012

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-35293	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Atrium Way, Suite 265 Mount Laurel, New Jersey		08054
(Address of Principal Executive Offices)		(Zip Code)

(856) 273-6980

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Mr. Christopher Biedermann as Chief Financial Officer

On September 14, 2012, Mr. Christopher Biedermann resigned from his position as Chief Financial Officer of Central European Distribution Corporation (“CEDC”). Mr. Biedermann will remain available to CEDC to assist CEDC’s finance team for a transition period.

In connection with Mr. Biedermann’s resignation, CEDC and Mr. Biedermann have entered into a separation agreement (the “Separation Agreement”) providing for certain severance benefits in an aggregate amount of approximately $1.1 million plus fringe benefits and accrued salary and paid time off. In addition, under the Separation Agreement, Mr. Biedermann has agreed to serve as a consultant to CEDC until December 14, 2012 for which he will receive a fee of $27,000 per month.

Appointment of Mr. Bartosz Kolacinski as interim Chief Financial Officer

On September 14, 2012, the Board of Directors of CEDC appointed Mr. Bartosz Kolacinski as interim Chief Financial Officer of CEDC.

Bartosz Kolacinski (age: 38) has served as Deputy Chief Financial Officer of the CEDC group since October 2008. Prior to joining CEDC, Mr. Kolacinski spent 10 years working at Ernst & Young in Poland. During his time at Ernst & Young, Mr. Kolacinski spent eight years with Ernst & Young’s Audit Department working on various significant audit engagements. Mr. Kolacinski also spent two years with Ernst & Young’s Corporate Finance Department as a Manager in the Transaction and Advisory Services group, where he was responsible for the coordination and management of due diligence projects in different industries.

Mr. Kolacinski graduated from the Technical University of Lodz in 1999 with a Master and Engineer degree in Organization and Management.

Item 8.01	Other Events.

Corporate Governance Framework

On September 13, 2012, the Board of Directors of CEDC approved a framework for the corporate governance of CEDC (the “Corporate Governance Framework”). The Corporate Governance Framework provides, in summary, as follows:

•

As soon as practicable, but in any event upon the filing by CEDC of its restated financial statements with the United States Securities and Exchange Commission (the “SEC”), Mr. Roustam Tariko shall be appointed interim President of CEDC (“Interim President”). Mr. Tariko will serve as Interim President on a temporary basis until the earlier of (a) such time as a permanent Chief Executive Officer is appointed by the Board of Directors of CEDC and (b) March 31, 2013. The Interim President shall supervise the operations of CEDC other than in Poland and shall exercise certain other rights with respect to CEDC’s export business and import business in Poland as described in the Corporate Governance Framework. Mr. Tariko will retain his position as Chairman of the CEDC Board of Directors.

•

The Interim President shall also be responsible for developing a strategic development plan for the CEDC group, as well as a plan for synergies to be realized between CEDC and Russian Standard, both to be presented to the CEDC Board of Directors for its consideration.

•

Mr. David Bailey shall continue as Interim Chief Executive Officer of CEDC (the “Interim CEO”). For so long as Mr. Tariko serves as Interim President, the Interim CEO shall be responsible for company-wide finance and CEDC’s operations in Poland, as well as the administrative, reporting, legal, compliance and audit functions of CEDC.

•

CEDC’s by-laws shall be amended to provide for the role of a lead director on the CEDC Board of Directors. The lead director shall have the power to call meetings of the CEDC Board of Directors and, during any time when the Chairman of the CEDC Board of Directors has executive responsibilities, the lead director shall serve as Vice Chairman of the CEDC Board of Directors with primary responsibility to set the agenda for and chair meetings of the CEDC Board of Directors.

•	The Russia Oversight Committee of the CEDC Board of Directors shall not operate for so long as Mr. Tariko is Interim President.

The foregoing description of the Corporate Governance Framework does not purport to be complete and is qualified in its entirety by reference to the Corporate Governance Framework, a copy of which is attached as an exhibit hereto and is incorporated by reference herein.

Update on Financial Restatement

As previously disclosed, upon the recommendation of CEDC’s management, CEDC’s Board of Directors has concluded that CEDC’s financial statements for all reporting periods from and after January 1, 2010 should no longer be relied upon primarily due to the fact that certain retroactive rebates and trade marketing expenses were not properly recorded by CEDC’s principle operating subsidiary in Russia, the Russian Alcohol Group. The Audit Committee of CEDC’s Board of Directors initiated an internal investigation regarding CEDC’s retroactive rebates, trade marketing expenses and related accounting issues. CEDC currently expects this internal investigation to conclude by the end of September or shortly thereafter.

In connection with the expected restatement, CEDC intends to file amended Quarterly Reports on Forms 10-Q for affected periods in 2011 and 2012 and an amended Annual Report on Form 10-K for the fiscal year ended December 31, 2011. CEDC expects to be able to file such amended Annual and Quarterly Reports, as well as its Quarterly Report on Form 10-Q for the quarter ended June 30, 2012, with the SEC as soon as practicable following completion of its internal investigation.

Because CEDC’s accounting review and investigation are ongoing, the estimated timing included herein is subject to change.

Forward-Looking Information

This Current Report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements about the expected timing of the completion of the restatement. Forward looking statements are based on our knowledge of facts as of the date hereof and involve known and unknown risks and uncertainties that may cause the actual results, performance or achievements of CEDC to be materially different from any future results, performance or achievements expressed or implied by our forward looking statements. Such risks include, among others, uncertainties regarding the timing of the completion of CEDC’s Audit Committee’s investigation and the restatement, unanticipated accounting issues or audit issues regarding the financial data for the periods to be restated or adjusted, the inability of CEDC or its independent registered public accounting firm to confirm relevant information or data, unanticipated issues which prevent or delay CEDC’s independent public accounting firm from concluding the audit or that require additional efforts, procedures or review and CEDC’s inability to design or improve internal controls to address the identified issues.

Investors are cautioned that forward looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. CEDC undertakes no obligation to publicly update or revise any forward looking statements or to make any other forward looking statements, whether as a result of new information, future events or otherwise, unless required to do so by securities laws. Investors are referred to the full discussion of risks and uncertainties included in CEDC’s Form 10-K for the fiscal year ended December 31, 2011, including statements made under the captions “Item 1A. Risks Relating to Our Business” and in other documents filed by CEDC with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Corporate Governance Framework approved by the board of directors of Central European Distribution Corporation on September 13, 2012

99.2	Press Release dated September 14, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Bartosz Kolacinski
Bartosz Kolacinski Chief Financial Officer

Date: September 18, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corporate Governance Framework approved by the board of directors of Central European Distribution Corporation on September 13, 2012

99.2	Press Release dated September 14, 2012